UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S12)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-12                   13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S12 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee. On October 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-S12
-------------------------------------------------------------------------------




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under the Agreement referred to herein





Date:  October 28, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-S12
                        Statement to Certificate Holders
                               October 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1      185,500,000.00   157,841,748.92   7,693,274.63           747,380.68     8,440,655.31   0.00    0.00      150,148,474.29
A2      163,000,000.00   138,696,523.32   6,760,128.11           248,931.36     7,009,059.47   0.00    0.00      131,936,395.21
A3       22,500,000.00    19,145,225.60     933,146.52            35,957.13       969,103.65   0.00    0.00       18,212,079.08
AR              100.00             0.00           0.00                 0.00             0.00   0.00    0.00                0.00
M1       40,000,000.00    40,000,000.00           0.00            97,125.00        97,125.00   0.00    0.00       40,000,000.00
M2       38,500,000.00    38,500,000.00           0.00           120,753.65       120,753.65   0.00    0.00       38,500,000.00
B1A       7,750,000.00     7,750,000.00           0.00            27,859.64        27,859.64   0.00    0.00        7,750,000.00
B1B       7,750,000.00     7,750,000.00           0.00            32,057.55        32,057.55   0.00    0.00        7,750,000.00
P               100.00           100.00           0.00           169,443.86       169,443.86   0.00    0.00              100.00
TOTALS  465,000,200.00   409,683,597.84  15,386,549.26         1,479,508.87    16,866,058.13   0.00    0.00      394,297,048.58

X1      465,000,100.00   419,850,394.86           0.00                 6.62             6.62   0.00    0.00      406,719,096.13
X2                0.00             0.00           0.00                 0.00             0.00   0.00    0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22540VL42       850.89891601     41.47317860         4.02900636     45.50218496      809.42573741    A1      5.682000 %
A2       22540VL59       850.89891607     41.47317859         1.52718626     43.00036485      809.42573748    A2      2.153750 %
A3       22540VM66       850.89891556     41.47317867         1.59809467     43.07127333      809.42573689    A3      2.253750 %
AR       22540VL67         0.00000000      0.00000000         0.00000000      0.00000000        0.00000000    AR     11.929270 %
M1       22540VL75     1,000.00000000      0.00000000         2.42812500      2.42812500    1,000.00000000    M1      2.913750 %
M2       22540VL83     1,000.00000000      0.00000000         3.13645844      3.13645844    1,000.00000000    M2      3.763750 %
B1A      22540VL91     1,000.00000000      0.00000000         3.59479226      3.59479226    1,000.00000000    B1A     4.313750 %
B1B      22540VM25     1,000.00000000      0.00000000         4.13645806      4.13645806    1,000.00000000    B1B     4.963750 %
P        22540VM33     1,000.00000000      0.00000000             ####            ####      1,000.00000000    P      11.929270 %
TOTALS                   881.03961641     33.08933902         3.18173814     36.27107715      847.95027740

X1       22540VM41       902.90388079      0.00000000         0.00001424      0.00001424      874.66453476    X1      0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: scott.b.rubin@chase.com


                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

         Credit Suisse First Boston, Mortgage Pass-Through Certificates, Series 2002-S12
                        Statement to Certificate Holders
                               October 25 2002
-------------------------------------------------------------------------------------------------------

Sec. 4.06(a)(i)          Principal Remittance Amount                                                      12,557,057.88
                         Scheduled Principal Payments                                                        286,452.14
                         Principal Prepayments                                                            11,829,066.48
                         Curtailments                                                                        302,897.56
                         Curtailment Interest Adjustments                                                      1,427.75
                         Repurchase Principal                                                                      0.00
                         Substitution Amounts                                                                      0.00
                         Net Liquidation Proceeds                                                            137,262.53
                         Other Principal Adjustments                                                             -69.50

                         Gross Interest                                                                    4,381,836.34

                         Recoveries From Prior Loss Determinations                                                20.92
                         Reimbursements of Non-Recoverable Advances Previously Made                           34,199.92
                         Recovery of Reimbursements Previously Deemed Non-Recoverable                              0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                   81
                         Balance of Loans with Respect to which Prepayment Penalties were Collected        3,420,596.48
                         Amount of Prepayment Penalties distributed to the Class P Certificates              169,442.87

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                   10,382
                         Beginning Aggregate Loan Balance                                                419,850,394.86

                         Ending Number of Loans Outstanding                                                      10,079
                         Ending Aggregate Loan Balance                                                   406,719,096.13

Sec. 4.06(a)(v)          Servicing Fees including Credit Risk Manager Fee and FSA Premium                    206,154.72
                         Trustee Fee (Total)                                                                   1,924.31

Sec. 4.06(a)(vii)        Servicer Advances                                                                 3,582,776.53
                         Cumulative Servicer Advances                                                      4,325,185.67

Sec 4.06(a)(viii)(A)   Delinquent Mortgage Loans
                          Group Totals
                                                                    Principal
                        Category                Number             Balance               Percentage
                        1 Month                152            6,018,385.82                  1.48 %
                        2 Month                 69            3,599,557.80                  0.89 %
                        3 Month                100            4,061,568.24                  1.00 %
                         Total                 321           13,679,511.86                  3.37 %

                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                             Group Totals
                                                 Principal
                                Number            Balance               Percentage
                                  35              1,166,518.49                 0.29 %

                          * Only Current Bankruptcies are reflected in the table above.

                           Balance of Bankruptcies delinquent 31 to 60 days                                        117,330.11

Section 4.06(a)(viii)(B)   Foreclosures

                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                               7                600,759.24                 0.15 %


Section 4.06(a)(xi)        REO Properties

                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                               0                    0.00                    0.00%

Section 4.06(a)(xii)       Current Realized Losses                                               574,261.77
                           Cumulative Realized Losses                                          2,189,219.80

Sec. 4.06(a)(xiv)          Amount on Deposit in Pre-Funding Account                    0.00

                           Capitalized Interest Requirement                            0.00

Sec. 4.06(a)(xiv)          Amount of Insured Payment                                   0.00



Trigger Event              Trigger Event Occurrence (Is Rolling 3
                             Month Delinquency Rate > 15.5% of Sr. Enhancement%?)         NO

                           Rolling 3 Month Delinquency Rate                          1.83705 %
                           Sr. Enhancement Percentage x 15.5%                        4.05573 %

Group 2 O/C Reporting      Targeted Overcollateralization Amount                 17,437,507.50
                           Ending Overcollateralization Amount                   12,422,047.56
                           Ending Overcollateralization Deficiency                5,015,459.94
                           Overcollateralization Release Amount                           0.00
                           Monthly Excess Interest                                2,829,491.39
                           Payment to Class X-1                                           6.62

